Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated November 17, 2015
to the currently effective Summary Prospectus and Statutory Prospectuses (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), each dated November 17, 2015, each as supplemented from time to time, for Guggenheim Diversified Income Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.
The Fund has not yet commenced operations and, therefore, all shares of the Fund are currently closed to investors until further notice.
Investors should retain this supplement for future reference.